UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  FORM 8-K/A
                                Amendment No. 1

                                 CURRENT REPORT

                       Pursuant to section 13 or 15(d) of
                       the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): March 15, 2004
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                                BriteSmile, Inc.
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             (Exact name of registrant as specified in its charter)



                                      Utah
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         (State or other jurisdiction of incorporation or organization)


         0-17594                                   87-0410364
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  (Commission file number)             (I.R.S. Employer Identification No.)




   490 North Wiget Lane
   Walnut Creek, CA                                         94598
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  (Address of principal executive offices)                (Zip Code)


Registrant's telephone number, including area code: (925) 941-6260



                                 Not Applicable
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         (Former name or former address, if changed since last report)




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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

(c) Exhibits

99.1     Press Release dated March 29, 2004
99.2     Transcript of Earnings Conference Call held March 15, 2004



Item 9.  Regulation FD Disclosure
(Furnished Under Item 12)

This Amendment No. 1 on Form 8-K/A to the Current Report on Form 8-K of BriteSmile, Inc., a Utah corporation (the "Company") originally dated March 19, 2004 (the "Original 8-K") is being furnished pursuant to Item 12, "Results of Operations and Financial Condition," in accordance with interim guidance promulgated by the Securities and Exchange Commission in Release No. 34-47583. See "Item 12, Results of Operations and Financial Condition", below.

Item 12.  Results of Operations and Financial Condition.

On March 15, 2004, the Company announced its financial results for the year ended December 27, 2003. A copy of the March 15, 2004 earnings press release was filed as Exhibit 99.1 to the Original 8-K. On March 29, 2004, the Company issued a press release stating that its net loss for the year ended December 27, 2003 was less than previously reported. A copy of the revised earnings press release is filed herewith as Exhibit 99.1 and is incorporated herein by reference. The Company is also filing herewith as Exhibit 99.2 an amended transcript of the Earnings Conference Call of the Company, held on March 15, 2004. The amended transcript reflects the correction of certain limited typographical and name errors in the original transcript that was filed as an exhibit to the Original 8-K. Exhibit 99.2 is hereby incorporated by reference.

                                      BriteSmile, Inc.


                          By:          /s/ John Dong
                                      ------------------------------------
                                      John Dong
                                      Chief Financial Officer


Date: March 31, 2004